Prepaid Expenses and Other Current Assets (Details) - USD ($) $ in Thousands	Sep. 30, 2023	Dec. 31, 2022	Dec. 31, 2021
Deferred Costs, Capitalized, Prepaid, and Other Assets Disclosure [Abstract]
Prepaid insurance	$ 3,733	$ 3,997	$ 4,104
Prepaid rent	799	589	606
Deferred IPO issuance costs	0	3,047
Deferred project costs	3,538	0
Interest rate swap receivable	1,559	0
Other	3,624	1,887
Other expense		4,934	1,541
Total prepaid expenses and other current assets	$ 13,253	$ 9,520	$ 6,251